Advanced Bio Tech

RTSL

Rapid Therapeutic Science Laboratories

Building the World's Best Hemp Delivery Devices

safe. reliable. effective. fast-acting

Safe Harbor Statement

Statements in this presentation regarding Rapid Therapeutic Science Laboratories, Inc. (RTSL) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change. Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in a forward-looking statement: our history of losses; potential fluctuationsin our quarterly and annual results; competition, inability to achieve regulatory or licensing approvals, technology systems beyond our control; risks related to adverse business conditions; our dependence on key employees; competition for qualified personnel; the possible unavailability of financing as and if needed; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties, changes in state laws or regulations regarding legal cannabis operations, and potential escalation of federal enforcement of cannabis prohibition. Readers are referred to filings of RTSL with the Securities and Exchange Commission and other reports and documents that will be filed from time to time by us, which will be made available online at www.sec.gov. This presentation is qualified in its entirety by the information contained in the Private Offering Memorandum (POM) and no reliance should be placed on the accuracy or completeness of the information contained in this presentation. In making an investment decision, investors should rely solely on the information contained in the POM and other securities documents the Company has provided them. Neither the Company nor the placement agent, if any, nor any of their respective affiliates, advisors or representatives shall bear any liability whatsoever (in negligence or otherwise) for any loss arising from any use of this presentation.

Ten Reasons to Invest

- Firm commitment of minimum $10 million fully underwritten offering with S-1 files. SEC accepted with no review.
- Clean balance sheet – less than $200,000 in Long Term Debt.
- Management has 75+ years of successful private/public company experience plus in the Cannabis domain and capital markets.
- Proprietary filling process using super-pure patent-pending formulas with 98% bioavailability - well-positioned to replace vape pens, edibles & tinctures
- Preparing to file an Investigational New Drug Application (IND) with the U.S. Food and Drug Administration (FDA) for its flagship product.
- Going to market with our sublingual products in the 4th Qtr. 2021. Product line for sublingual products branded under the name "Yoka."
- We manufacture our patent-pending pharmaceutical-grade isolates in our own lab.
- Excess pharmaceutical-grade isolate will be marketed to others in the CBD industry
- Industry innovator in pMDI formulation and manufacturing of pharmaceutical-grade isolate in our ISO 6 certified aerosol filling lab, for CBD & other legal cannabinoids
- Launched our new brand, "nhāler", in 2020, a consumer-focused product line, while also preparing for phase one testing

We believe superior delivery systems and formulations are the way that cannabis and supplement companies can start to separate themselves from the pack.

Rapid Therapeutic Science Laboratories (RTSL) is focused on providing our customers with the most therapeutic and effective solutions. As a biotech company, RTSL is focused on new ways to leverage aerosol devices in consumer's daily lives and effective delivery systems for their supplement needs.

We believe in the highest quality ingredients and manufacturing practices to ensure that you get the purest possible product that is produced to CPMG compliance.

RTSL is founded on the basis of exploring unique biotech technology and aerosol product formulations to meet the needs of our customers looking for line extensions to their supplement offerings.




nhäler
move
cbd inhaler
move
nhäler
chill
cbd inhaler
chill
nhäler
focus
cbd inhaler
focus

Why MDI?

Because more is better when it comes to the relief you want

What about being confident that you're actually going to get more every time you're looking for relief? Isn't that better, too? We believe it is, which is why we use Metered Dose Inhalers, or MDI, for our products.

When taking any kind of supplement, the faster that the highest amount of the active ingredients can get into the bloodstream and start doing their job, the better.

Congratulations! Now you know what bioavailability is!

Nhaler products are 98% bioavailable, making them one of the most effective ways to get their active ingredients into the body. When these active ingredients are introduced into the lungs, the deep lung tissue absorbs them and gets them immediately into the bloodstream.

No digestion or liver processing necessary, but we'll get to that.


n
chill

Delivery to Lung

- Aerosol Delivery System – Metered Dose Inhaler ("MDI")
- An Aerosol Delivery System is a device that takes a bulk liquid formulation and disperses it into aerosol droplets appropriate for inhalation.

Figure 33-10 Gas exchange between alveoli and capillaries



from the pulmonary artery
to the pulmonary vein
capillary
capillary walls
alveolar wall
respiratory membrane
surfactant fluid
protein fibers
(air)
CO_2
O_2
Oxygen diffuses into the red blood cells
Carbon dioxide diffuses into the alveolus


nhāler
make it yours.
Yeah. It's one of those. Only it's new, and it's different.
make it your happy place.
Screaming at the boss is a really bad idea. It's probably not a good idea to run that guy off the road. And no, your children cannot be put up for sale. There is a better way
chill
make it your 2 PM reboot.
I really need to get that report done today. Ooooh, cats on keyboards! Remember, the dry cleaning needs to be picked up no later than 6. Wow, now that is really shiny. OK, now I'm really going to do it.
focus
make it your get up and go.
Can't I hit the snooze button one more time? I need my to do list to be done already. Client lunch at noon, pick up kids at 3, Run at 6…I can power through it. It's time to get it in gear.
move

Inhaler IND

The use of CBD is exploding across the US and the world and there are all kinds of stories and information about its therapeutic uses. We believe the key to safe and effective CBD use is to leverage the highest quality, natural CBD in the best delivery system. We have a wealth of experience in CBD, pharmaceutical, and consumer goods and know that a quality delivery system can be the answer to providing effective relief. That is exactly what Rxoid has.

Our metered-dose inhaler delivers an accurate, effective, and fast-acting dose of CBD directly to your lungs with every use.

We are currently in the process of completing our Good Manufacturing Practice (cGMP) process and preparing to file our IND with the FDA. Our goal is to be able to gain FDA access to our inhalers which will be branded under the Nhaler brand. The goal is to become the first inhalation route of administration device that is approved by the FDA for the administration of cannabinoids into the bloodstream.

Once we apply for the IND the plan is to begin our medical research studies proving the viability of our products for specific disease states and therapeutic reasons.

Safety

the FDA and Beyond

- RTSL is filing an Investigative New Drug Application (IND) with the FDA for its CBD MDI.
- Compressed air cannot be used in an MDI. (Physics applies to medical devices and the human body's physiology).
- RTSL filling equipment, cans, valves, and actuators are already FDA approved and listed in Drug Master Files.
- The only ingredients in RTSL's MDI that are not regulated and approved by the FDA are the cannabinoids themselves. We only use pure pharmaceutical-grade isolates, that we have filed patent applications on.
- CBD, if it is pure cannabidiol, can be safely inhaled in the lungs; just like it can be consumed in an IV.
- All other ingredients in RTSL's MDI are approved for inhalation by the FDA: ETOH, HFA-134a, Certain Terpenes, if any, and H2O, if any
- No oil, food-grade or otherwise, is approved or allowed to be inhaled in humans which can cause lipoid pneumonia; ergo no "full spectrum oil". RTSL has its own "entourage" blends of terpenes used for inhalation.
- No essential oils can be inhaled.
- Improperly prepared MDIs are very dangerous and possibly life-threatening. We are trained and supported by the manufacturers of our equipment and consumables.
- RTSL has financed its Phase 1 clinical testing in humans.

RTSL's MDIs Give Better, Faster Reflief

RTSL's Metered Dose Inhalers (MDIs) deliver accurate, safe, fast-acting, highly bioavailable, cost-effective relief compared to leading cannabinoid delivery systems (e.g. ingestible or topical routes of administration)

BIOAVAILABILITY AND VALUE

RTSL 's MDIs are 98% bioavailable...making it the most cost-effective route of administration.

ACCURATE DOSING

Cannabinoid gummies, oils, creams, etc. can not guarantee the same dose every time.

QUALITY INGREDIENTS

RTSL only uses pharmaceutical-grade Cannabinoids (tested at 99.9% pure).

FAST ACTING

RTSL 's MDIs delivers cannabinoids almost instantly into the bloodstream

Accurate Dosing

No fire, No heat

MDIs have been safely and conveniently used for almost 70 years worldwide to treat pulmonary disease (COPD).

When MDI is properly formulated and correctly used, all you must do is inhale (actuate). Upon actuation, you consume either a 2.5 or a 5 mg dose of a cannabinoid or a blend of multiple cannabinoids depending on the size of the MDI.

Each dose is 98% bioavailable (A 10 mg MDI tested on professional athletes).

Note: We buy our cGMP compliant equipment and critical parts from Coster MDI, SA, and H&T Presspart, two of the largest aerosol parts manufacturers in the world.

Additional Benefits

When consumed correctly, a RTSL MDI will deliver an exact metered dose of cannabinoids into your lungs for immediate absorption into your bloodstream… then straight to your brain.

The RTSL MDI

- Provides a precise and accurate dose
- Requires no heat or fire
- Contains multiple doses
- Is inexpensive
- Is easy to use
- Is portable and fits in your pocket or purse
- Is tamper proof
- Requires no charging or batteries
- Is waterproof



Systemic circulation
Head and arms
Superior vena cava
Pulmonary artery
Aorta
Pulmonary circulation
Right lung
Left lung
Right atrium
Left atrium
Right ventricle
Left ventricle
Pulmonary vein
Inferior vena cava
Internal organs
Legs
Systemic circulation

Quality Ingredients

Designed for the Medical Community

RTSL MDIs only use 99.9% pure pharmaceutical-grade cannabinoids.

RTSL has three (3) patents pending for pharmaceutical-grade CBD and CBG.

RTSL MDIs do not use "full-spectrum oil" so consumers don't have to worry about the dangers or side effects of:

- Wax, tar, toxins
- Fillers or lipids (oils)
- Sugars
- Undesirable terpenes that may be harmful
- Colorings and/or other contaminants such as heavy metals and carcinogenic byproducts
- Chlorophyll
- Vitamin E
- PG or PEG

RTSL's competitors generally use "full-spectrum oil" and illegal excipients including, but not limited to compressed air, which can produce a dangerous, bad-tasting product.

The Value Equation



=
=
=
Inhaler
$
7-9 Bottles
$$$
Inhaler
$
1100 Gummies
$$$$$$
Inhaler
$
500 Capsules
$$$$

Cannabinoids cost approximately $0.30 per mg in the bloodstream at retail pricing through RTSL's MDI.

Significantly more cost-effective than vape pens which deliver CBD to the bloodstream for an average of about $1.25 per mg or ingestible CBD products averaging around $0.80 per mg.

Understanding 98% Bioavailability is Key!

98% of each dose of cannabinoid is delivered to the deep lung tissue for immediate transport to your brain via your systemic bloodstream.

Only 2% is lost during exhalation.

A properly formulated and designed MDI is 200% more efficient in the delivery of cannabinoids to the bloodstream compared to smoking or vaping.

Compared to an edible, a RTSL MDI is up to 2000% more efficient in delivering CBD into the bloodstream.

Additional Cannabinoid Formulas

Product Line Extensions and Devices

CBD and CBG: Supports enhanced pain control, inflammation, and anxiety.

CBG: Supports pain management without entourage effects.

CBD and CBN: Supports sleep.

CBT and/or THCva (non-hallucinogenic): Supports weight loss.

Sublingual sprays are made using RTSL's proprietary pharmaceutical-grade isolates in blends for multiple flavors and terpenes.

Product Line Being tested in Phase 1 human clinical trials

CBD relating to depression,

- anxiety
- insomnia
- ADHD
- arthritis/chronic pain

Yoka going to market in the 4th quarter

nhāler brand

Our Nhaler brand is our consumer-facing lifestyle brand. The goal of the brand is to expand the reach of the product beyond the normal CBD consumer and allow our product extensions to fit the lifestyle needs that any consumer needs.

The brand is heavily marketed via SEO and digital advertising with the focus being to bring a fun, light-hearted, but impactful twist on what you remember an inhaler being used for. Our goal is to capture the 25-55-year-old consumers who are looking for some kind of relief from what their life throws at them.

We will continue to extend the reach of the product with new product line extensions to capture other lifestyle needs of our consumers.

Our initial launch features 3 product SKUs:

- Chill
- Move
- Focus


n
chill

Yoka Sublingual Spray

Yoka is our consumer-focused sublingual mouth spray aimed at meeting the needs of a young consumer demographic. We know that our aerosol delivery will allow for better absorption and bioavailability of our active ingredients than drinks, pills, and gummies. Yoka is poised to take on the lower-end price point of the market with a complete vertical product line.

The branded play will allow for several formulations and SKUs ranging from energy, beauty, and non-psychoactive cannabinoids aimed at helping consumers 18-35 fit their lifestyle needs. The brand will provide a low barrier of entry price point-wise allowing for it to be easily marketed d-to-c and in-store with d-to-b sales and marketing efforts. We believe that this brand is poised to take on energy drinks and other "convenience" supplements with superior technology and active ingredients.

The brand will launch in October of 2021 with two SKUs, Wired and Chill, and will quickly expand to other SKUs based on lifestyle conditions.


CHILL

Laboratory

Our immediate focus was creating a lab that allowed us to produce the highest quality products in line with FDA standards.   The new lab space that we are currently building out will be certified as an ISO13485 clean room. This facility will allow us to produce products using current Good Manufacturing Practices (cGMP) that are mandated by the FDA. We also have partnered with FDA consultants to ensure that our practices are up to their code and processes.

In addition to the actual lab space, our building houses our executive office and has warehouse space to hold other consumables and packaging. This facility will be able to produce 4500 units per day on a 12-hour operating schedule. The facility gives us a leg up on other companies in this space who have not done the due diligence to ensure that they are up to par with the pharmaceutical expectations of the FDA.

Preparing to construct a new filling and isolate manufacturing lab. Expect completion during the 1st quarter of 2022. Expected to triple manufacturing capacity.


RTSL





Current Capital Structure

Equity as of Sept 13, 2021

193,516,921	Shares Outstanding
162,659,995	Restricted Shares
30,856,926	Total Shares in the Float



Restricted Shares
45.7%
Shares Outstanding
54.3%

Management Team

DONAL R. SCHMIDT, JR. (59)

CEO/COB

Prior to RxoidTM, president of several public companies; Licensed attorney, CPA, MBA Finance, University of Texas, Degrees in Math and Chemistry.

HUGHES WATLER (70)

CFO/ Board Member

CPA with 25+ years of senior management experience; CFO of NSYE company with $1Billion market cap; MBA, University of Texas.

SEAN BERRIER (48)

Senior VP

30 years of diversified experience in the hemp and cannabis space; owned and operated hemp and cannabis farms in Oregon for 5 years.

Research & Development

Duane Drinkwine -holds his Ph.D. and has over 30 years of experience in laboratory equipment design and research and development, 15 years in designing laboratory research equipment, 10 years in the pharmaceutical industry as a laboratory scientist, 5 years as a development scientist in the Hemp and cannabis industry

Under Dr. Drinkwine's control, RTSL is doing a vast amount of research (3 patents filed, 2 being prepared). Current items under development:

- Water Soluble pharmaceutical CBD
- Various other hemp or cannabis isolates
- Health and Wellness formulations

Being Considered:

- Virus suppression in mouth, nose, lungs, and on the mask.
- A potential replacement for Adderall.
- Psilocybin.

Advanced Bio Tech

RTSL

Rapid Therapeutic Science Laboratories

15800 Dooley Road, Suite 200
Addison, Texas 75001
Phone: 800-497-6059 Fax: 877-676-8527
Email: info@rtslco.com
Corporate Website: www.rtslco.com
Branded Website: www.rxoid.com
Contact: Don Schmidt, CEO

Building the World's Best Hemp Delivery Devices
safe. reliable. effective. fast-acting